Exhibit 99.1

Latch, Maker of Full-Building Enterprise SaaS Platform LatchOS, to Merge with Tishman Speyer-

Sponsored SPAC and Become Publicly Listed Company

•	Transaction with Tishman Speyer-Sponsored TS Innovation Acquisitions Corp. follows Long-Term, Collaborative Operating Partnership Between Latch and Tishman Speyer

•	Provides Capital to Accelerate Latch’s Expansion and Drive Enhanced Growth; More Than One-in-Ten New Apartments in the U.S. Built with LatchOS in 2019

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Latch to Have up to $510 Million in Cash, Including $190 Million in PIPE Investments Anchored by Funds and Accounts Managed by BlackRock, D1 Capital Partners, Durable Capital Partners LP, Fidelity Management & Research Company LLC, Chamath Palihapitiya, The Spruce House Partnership, Wellington Management, ArrowMark Partners, Avenir and Lux Capital

•	Transaction Values Latch at Equity Value of $1.56 Billion Post-Money

•	Investor Call on Monday, January 25 at 8:00 AM EST

NEW YORK, N.Y. — January 25, 2021 — Latch, Inc. (“Latch” or the “Company”), maker of the full-building enterprise software-as-a-service (SaaS) platform LatchOS, and TS Innovation Acquisitions Corp. (NASDAQ: TSIAU) (“TSIA”), a publicly traded special purpose acquisition company launched by leading real estate owner, developer, operator and investment manager Tishman Speyer Properties, L.P. (“Tishman Speyer”), today announced that they have entered into a definitive merger agreement that will result in Latch becoming a publicly listed company. The transaction values the Company at an equity value of $1.56 billion post-money. Upon closing, Latch’s common stock is expected to trade on NASDAQ under the ticker symbol “LTCH”.

Founded in 2014, Latch is an enterprise SaaS provider to buildings and residents that makes spaces better places to live, work and visit. From the beginning, Latch has worked hand-in-hand with many of the country’s largest real estate owners as partners and investors including Tishman Speyer, Brookfield, and more. The Company has booked over 300,000 units across more than 35 states, with one in ten new multifamily apartments in the United States built with Latch in 2019.

The Company’s proven management team, led by co-founder and CEO Luke Schoenfelder, will continue to operate and manage Latch following the transaction. Rob Speyer, President and CEO of Tishman Speyer and CEO and Chairman of TSIA, will join the Company’s Board of Directors upon completion of the transaction.

“Latch has successfully created an entire ecosystem around our full building operating system, devices, and partners that enhances the building experience for both owners and residents,” said Schoenfelder. “This transaction provides the capital for Latch to accelerate our product and market expansion and drive bookings growth. Furthermore, Latch will be able to harness Tishman Speyer’s global real estate platform to more rapidly create new products, leveraging their vertically integrated real estate business and on-the-ground teams across the globe. We are fortunate to benefit from Rob’s vision and leadership and look forward to partnering with the entire Tishman Speyer team as we create value for our shareholders, customers, and residents by scaling our business in this next phase while we continue to enhance the way people interact with their spaces.”

“As a long-time real estate and capital markets investor, Tishman Speyer has helped accelerate many of the prop tech innovations reshaping our cities,” said Speyer. “We launched our SPAC knowing that our expertise and portfolio could power the next generation of innovators on the public stage. Our mission has been to partner with a growing company; one with a great team, a strong and differentiated business model and the ability to scale quickly through our platform. As both a customer and early investor in Latch, I know Luke and his talented team check all of these boxes. We look forward to serving as an incubator, operational partner and launch customer as Latch develops and expands its exceptional product lines.”

Technology Partner and Operating System for Modern Buildings

LatchOS is the first multifamily operating system that brings together all the elements that make up the modern building for building managers, residents, and service providers. Its core capabilities are designed to unify operations for everyone, and building owners have the flexibility to select the specific capabilities they need to meet their needs.

LatchOS provides:

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Smart Access – The Latch smart access platform includes the Latch M, C, and R Series of digital entry devices that work for each space in a multi-family building, supporting residents, staff, and guests at building entrances, common areas, garages, elevators, and individual apartments.

•	Delivery and Guest Management – Latch’s guest management capabilities enable unattended deliveries, package management, and guest reception through the Latch Intercom and Latch Delivery Assistant.

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Smart Home and Sensors – The enterprise device management capabilities of LatchOS integrate smart home and sensor control that work with Latch partners, such as Google Nest, ecobee, Honeywell, and Jasco, enabling management and control over thermostats, lighting and leak detectors, and more.

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Connectivity – Latch enables cellular connectivity through the Latch Intercom and Latch Hub, which bring internet access to new and existing building infrastructure, connecting devices for both new and retrofit customers in more flexible ways.

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Resident Experience – Latch’s mobile interface provides a seamless resident experience and community management capabilities, including resident onboarding, with the average Latch app user interacting with the app 4.6x per day.

With LatchOS, the Company is defining the building operating system category with a unique platform and a highly attractive financial operating profile:

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Deep relationships with many of the country’s largest residential real estate owners including seven of the ten largest NMHC developers, alongside other large NMHC developers like Alliance, Avalon Bay, Greystar, and NRP Group, plus AMLI Residential, Prometheus, RXR Realty, Toll Brothers, and beyond;

•	A rapidly growing recurring enterprise software revenue model;

•	Highly sticky customer relationships with building owners and residents;

•	Long-term, pre-paid enterprise software agreements with high switching cost;

•	Capital efficient customer acquisition and clear upsell opportunities; and

•	Visibility to sustained Average Revenue per Home Unit (ARPHU) expansion with new and existing customers.

Latch is well-positioned to drive growth through:

•	Extensive opportunities to sell deeper into new and existing customer portfolios;

•	Further expansion into an enormous and underpenetrated $54 billion TAM through both new project construction and retrofit opportunities;

•	Further expansion of ARPHU by delighting customers with new offerings like Intercom, Smart Home, and more, all accessible through the trusted LatchOS interface; and

•	The opportunity for further disruptive consumer SaaS/internet businesses on top of the LatchOS enterprise channel.

The Company has generated strong results to date, including $167 million in Booked Revenue1 in 2020, which represents 49 percent growth from 2019; zero customer churn leading to 100 percent Gross Revenue Retention2; and a strong SaaS company Lifetime Value (LTV) to Customer Acquisition Costs (CAC) ratio of 6.8x3.

Partnership to Drive Growth and Accelerate Latch’s Expansion

The market for an apartment building operating system is massive, with an estimated 47 million rental homes in the United States representing an approximately $54 billion total annual market. Latch currently services less than one percent of this market and is well-positioned to drive continued growth. Partnering with TSIA will bring together Latch’s leading software and products with the global real estate platform of Tishman Speyer, the parent of TSIA’s sponsor. With an international portfolio encompassing nearly 80 million square feet of first-class real estate across many asset classes, including residential, commercial office, mixed use and life sciences, among others, Tishman Speyer will deliver synergies to Latch to further its growth and product expansion.

Transaction Overview

Upon completion of the transaction, Latch expects to have up to $510 million in cash, net of fees and expenses to fund growth initiatives, including growing the number of units on its platform, expanding to additional asset classes and spreading to new geographies.

This includes net proceeds from TSIA’s cash held in trust of $300 million from its initial public offering in November 2020 and approximately $60 million of cash on Latch’s balance sheet. The transaction is further supported by a $190 million PIPE at $10.00 per share from key investors, including funds and accounts managed by BlackRock, D1 Capital Partners, Durable Capital Partners LP, Fidelity Management & Research Company LLC, Chamath Palihapitiya, The Spruce House Partnership, Wellington Management, ArrowMark Partners, Avenir and Lux Capital. Latch’s existing equity holders have agreed to convert 100 percent of their ownership stakes into the new company, and are expected to own 64 percent of the pro forma company at close.

The transaction, which has been unanimously approved by TSIA’s board of directors, is expected to close in the second quarter of 2021, and is subject to approval by TSIA’s shareholders and other customary closing conditions, including any applicable regulatory approvals.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by TSIA today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Goldman Sachs is acting as exclusive financial advisor to Latch and acted as joint placement agent on the PIPE. Latham & Watkins LLP is acting as legal advisor to Latch. Allen & Company LLC and BofA Securities are acting as joint financial advisors to TSIA and also acted as joint lead placement agents on the PIPE. Sullivan & Cromwell is acting as legal advisor to TSIA.

Conference Call Information

Latch and TSIA will host a joint investor conference call to discuss the transaction and review the investor presentation today, Monday, January 25, 2021, at 8:00 AM Eastern Time. The conference call can be accessed by dialing (833) 900-2259 within the U.S. and (236) 714-2865 for all other locations, and entering the passcode 3547158.

A webcast of the conference call and associated presentation materials will be accessible on Latch’s investor relations page at www.latch.com/investors. A replay will be available after completion of the conference call and can be accessed on the investor relations pages.

About Latch, Inc.

Latch is reimagining the modern buildings of today and driving evolution for the cities of tomorrow. Latch delivers a building-wide system designed to help owners, residents and third parties (e.g. guests, couriers, service providers) seamlessly experience the modern building through integrated products, software and services. More than one in ten new apartments in the U.S. were being built with Latch products in 2019, with multifamily buildings in more than 35 states featuring Latch solutions and supporting more than two million unlocks per month. www.latch.com

About TS Innovation Acquisitions Corp.

TS Innovation Acquisitions Corp., a Delaware corporation, is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Tishman Speyer Properties, L.P. (“Tishman Speyer”), a leading owner, developer, operator and investment manager of first-class real estate in 28 key markets across the United States, Europe, Asia and Latin America, has sponsored TS Innovation Acquisitions Corp. through its affiliate TS Innovation Acquisitions Sponsor, L.L.C.

About Tishman Speyer

Tishman Speyer is a leading owner, developer, operator and investment manager of first-class real estate in 28 key markets across the United States, Europe, Asia and Latin America. We develop, build and manage premier office, residential and retail spaces for industry-leading tenants, as well as state-of-the-art life science centers through our Breakthrough Properties venture. With global vision, on-the-ground expertise and a personalized approach, we are unparalleled in our ability to foster innovation, quickly adapt to global and local trends and proactively anticipate our customers’ evolving needs. By focusing on health and wellness, enlightened placemaking and customer-focused initiatives such as our tenant amenities platform, ZO., and our flexible space and co-working brand, Studio, we tend not just to our physical buildings, but to the people who inhabit them on a daily basis. Since our inception in 1978, Tishman Speyer has acquired, developed, and operated 453 properties, totaling 210 million square feet, with a combined value of approximately $113 billion (U.S.). Our current portfolio includes such iconic assets as Rockefeller Center in New York City, The Springs in Shanghai, TaunusTurm in Frankfurt and the Mission Rock neighborhood currently being realized in San Francisco.

[1] Booked Revenue represents signed deals set to deliver within a 24-month period.

[2] Gross Revenue Retention is defined as the percentage of delivered ARR retained from existing customers.

[3] Lifetime Value (LTV) is defined as Software revenue minus Software cost of goods sold without factoring in ongoing renewals.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This release relates to a proposed transaction between Latch and TSIA. This release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TSIA intends to file a registration statement on Form S-4 that will include a proxy statement of TSIA and a prospectus of TSIA. The proxy statement/prospectus will be sent to all TSIA and Latch stockholders. TSIA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of TSIA and Latch are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TSIA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by TSIA may be obtained free of charge from TSIA’s website at www.TSIAcorp.com or by written request to TSIA at TS Innovation Acquisitions Corp., 45 Rockefeller Plaza, 7th Floor, New York, NY 10111.

PARTICIPANTS IN SOLICITATION

TSIA and Latch and their respective directors and officers may be deemed to be participants in the solicitation of proxies from TSIA’s stockholders in connection with the proposed transaction. Information about TSIA’s directors and executive officers and their ownership of TSIA’s securities is set forth in TSIA’s filings with the SEC, including TSIA’s Registration Statement on Form S-1, which was filed with the SEC on November 5, 2020. To the extent that holdings of TSIA’s securities have changed since the amounts printed in TSIA’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Latch and TSIA, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Latch and the markets in which it operates, and Latch’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the transaction, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of TSIA’s securities, (ii) the risk that the transaction may not be completed by TSIA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TSIA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of TSIA and Latch, the satisfaction of the minimum trust account amount following redemptions by TSIA’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger or the termination of any PIPE investor’s subscription agreement, (vi) the effect of the announcement or pendency of the transaction on Latch’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Latch or diverts management’s attention from Latch’s ongoing business operations and potential difficulties in Latch employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Latch, TSIA or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment, (x) the ability to maintain the listing of TSIA’s securities on NASDAQ, (xi) the price of TSIA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Latch plans to operate, variations in performance across competitors, changes in laws and regulations affecting Latch’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the amount of redemption requests made by TSIA’s public stockholders, (xiv) the ability of TSIA to issue equity or equity-linked securities in connection with the transaction or in the future, (xv) possible variances between the unaudited historical financial information Latch presents and its audited financial statements, when they become available and (xvi) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of TSIA’s Registration Statement on Form S-1, the registration statement on Form S-4 and proxy statement/prospectus described below and other documents filed by TSIA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Latch and TSIA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Latch nor TSIA gives any assurance that either Latch or TSIA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Latch or TSIA or any other person that the events or circumstances described in such statement are material.

CONTACTS

Latch

Investors

investors@latch.com

Media

Daniel Teweles

press@latch.com

Or

Leigh Parrish / Jed Repko

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Or

Dan Stocking / Danny Finlay

Current Global

734-755-1650 / 707-372-9050

Tishman Speyer/TS Innovation Acquisitions Corp

Bud Perrone

Rubenstein

212-843-8068